UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2015

Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosegate Roseville, MN		55413
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code (612) 331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 29, 2015, Hawkins, Inc. issued a press release announcing financial results for its fiscal 2016 first quarter ended June 28, 2015. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.
Exhibit 99.1—Press Release, dated July 29, 2015, announcing financial results of Hawkins, Inc. for its fiscal 2016 first quarter ended June 28, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: July 29, 2015	By:	/s/ Kathleen P. Pepski
Kathleen P. Pepski
Vice President, Chief Financial Officer, and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release, dated July 29, 2015, announcing financial results of Hawkins, Inc. for its fiscal 2016 first quarter ended June 28, 2015.	Electronic Transmission